EXHIBIT 32.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                            CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Each of the undersigned hereby certifies, for the purposes of Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of Nanometrics Incorporated (the Company"), that, to his knowledge:

   (i) the Quarterly Report on Form 10-Q/A of the Company for the period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

   (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     This written statement is being furnished to the Securities and Exchange Commission as an exhibit on Form 10-Q/A.


Date: December 12, 2003                               /s/    John D. Heaton
                                                      ---------------------
                                                      John D. Heaton
                                                      Chief Executive Officer

Date: December 12, 2003                               /s/    Paul B. Nolan
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                                                      [GRAPHIC OMITTED]
                                                      Paul B. Nolan
                                                      Chief Financial Officer